Exhibit 4.1

GLOBAL ENERGY HOLDINGS GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 50,000,000 COMMON SHARES, $0.001 PAR VALUE

NUMBER	SHARES

GNH

COMMON STOCK	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 37991A 10 0

This Certifies That

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON SHARES, PAR VALUE $0.001 PER SHARE, OF
GLOBAL ENERGY HOLDINGS GROUP, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:	GLOBAL ENERGY HOLDINGS GROUP, INC.

/s/ Romilos Papadopoulos	DELAWARE	/s/ David R. Ames

CFO, COO, EVP AND SECRETARY	CORPORATE	PRESIDENT/CEO
SEAL

COUNTERSIGNED AND REGISTERED:	AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (NEW YORK, N.Y.)	TRANSFER AGENT AND REGISTRAR
BY		AUTHORIZED SIGNATURE

© S.C.B.Co.	© SECURITY−COLUMBIAN UNITED STATES BANKNOTE CORPORATION

GLOBAL ENERGY HOLDINGS GROUP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT – _________ Custodian _________ under Uniform Gifts to Minors Act _____________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received,         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                            Shares of the Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                             Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD−15.